UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2024

Ault Disruptive Technologies Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41171	86-2279256
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240

Las Vegas, Nevada 89141

(Address of Principal Executive Offices) (Zip Code)

(949) 444-5464

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, par value $0.001 per share and three-fourths of one Redeemable Warrant to purchase one share of Common Stock	ADRTU	NYSE American LLC
Common Stock, par value $0.001 per share	ADRT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On June 24, 2024, Ault Disruptive Technologies Corporation, a Delaware corporation (“ADRT”), and Gresham Worldwide, Inc., a California corporation (“Gresham”), issued a joint press release announcing that ADRT, Gresham and ADRT Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of ADRT (“Merger Sub”), executed an Agreement and Plan of Merger (the “Merger Agreement”). The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.” While each of ADRT and Gresham is a publicly traded corporation, Ault Alliance, Inc. beneficially owns a majority of each of ADRT’s and Gresham’s shares of common stock. As such, the Business Combination is a related party transaction. A copy of the press release is furnished hereto as Exhibit 99.1. A copy of the Merger Agreement will be filed by ADRT on a Current Report on Form 8-K within four business days of June 23, 2024.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, ADRT intends to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of ADRT common stock in connection with ADRT’s solicitation of proxies for the vote by ADRT’s stockholders with respect to the business combination and other matters as may be described in the definitive proxy statement, as well as the prospectus relating to the offer and sale of securities of ADRT to be issued in the Business Combination. ADRT’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the parties to the Merger Agreement, ADRT and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement will be mailed to ADRT’s stockholders as of the record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at http://www.sec.gov, or by directing a request to: Ault Disruptive Technologies Corporation at its principal executive offices at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141.

Participants in the Solicitation

ADRT and its directors and executive officers may be deemed participants in the solicitation of proxies from ADRT’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in ADRT is contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed by ADRT with the SEC on April 11, 2024, and with respect to Steve J. Smith, the Current Report on Form 8-K filed by ADRT with the SEC on June 20, 2024, and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Ault Disruptive Technologies Corporation at its principal executive offices at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141. Additional information regarding the interests of such participants will be contained in the Registration Statement when available. Gresham’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of ADRT in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. These forward-looking statements include, without limitation, ADRT and Gresham’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination and the timing of the completion of the Business Combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ADRT and its management and Gresham and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against ADRT, Gresham, the combined company or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of ADRT, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of ADRT or Gresham as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that ADRT, Gresham or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the ability of the parties to complete the proposed Business Combination; (12) Gresham’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ADRT’s final prospectus relating to its initial public offering dated December 15, 2021 and in subsequent filings with the SEC, including the proxy statement relating to the Business Combination expected to be filed by ADRT.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of ADRT or Gresham undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 24, 2024.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2024	AULT DISRUPTIVE TECHNOLOGIES CORPORATION

	By:	/s/ Henry Nisser
	Name:	Henry Nisser
	Title:	President and General Counsel